UniFirst VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **https://www.envisionreports.com/UNF** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at https://www.envisionreports.com/UNF

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card — Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

+

Proposal	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time), by and among UniFirst Corporation ("UniFirst"), Cintas Corporation ("Cintas"), Bruin Merger Sub I, Inc. ("Merger Sub Inc."), and Bruin Merger Sub II, LLC ("Merger Sub LLC"), dated as of March 10, 2026, pursuant to which Merger Sub Inc. will merge into UniFirst, with UniFirst surviving such merger (the "Surviving Corporation"), immediately followed by a merger of the Surviving Corporation into Merger Sub LLC, with Merger Sub LLC surviving such merger as a wholly owned subsidiary of Cintas ("UniFirst merger proposal").	☐	☐	☐
2. To approve, by an advisory (non-binding) vote, certain compensation that may be paid or become payable to UniFirst named executed officers that is based on or otherwise relates to the transactions contemplated by the merger agreement (the "UniFirst compensation proposal").	☐	☐	☐
3. To adjourn the special meeting of UniFirst shareholders to a later date or dates, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the UniFirst special meeting to approve the UniFirst merger proposal or to ensure any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of UniFirst common stock (the "UniFirst adjournment proposal").	☐	☐	☐

B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below.

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

04ABRC

Special Meeting Admission Ticket

Special Meeting of Shareholders of UniFirst Corporation

Thursday, June 11, 2026 at 10:00 a.m. ET, virtually via the Internet at meetnow.global/MJT2K5M

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UNF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — UniFirst Corporation   Common Stock

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The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the special meeting of shareholders of UniFirst Corporation to be held on Thursday, June 11, 2026 at 10:00 a.m. ET, via the Internet at https://meetnow.global/MJT2K5M and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

+

UniFirst VOTE

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. ☒

Special Meeting Proxy Card — Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

+

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time), by and among UniFirst Corporation ("UniFirst"), Cintas Corporation ("Cintas"), Bruin Merger Sub I, Inc. ("Merger Sub Inc."), and Bruin Merger Sub II, LLC ("Merger Sub LLC"), dated as of March 10, 2026, pursuant to which Merger Sub Inc. will merge into UniFirst, with UniFirst surviving such merger (the "Surviving Corporation"), immediately followed by a merger of the Surviving Corporation into Merger Sub LLC, with Merger Sub LLC surviving such merger as a wholly owned subsidiary of Cintas ("UniFirst merger proposal").	☐	☐	☐
2. To approve, by an advisory (non-binding) vote, certain compensation that may be paid or become payable to UniFirst named executed officers that is based on or otherwise relates to the transactions contemplated by the merger agreement (the "UniFirst compensation proposal").	☐	☐	☐
3. To adjourn the special meeting of UniFirst shareholders to a later date or dates, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the UniFirst special meeting to approve the UniFirst merger proposal or to ensure any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of UniFirst common stock (the "UniFirst adjournment proposal").	☐	☐	☐

B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below.

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

04ABSC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — UniFirst Corporation   Common Stock

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the special meeting of shareholders of UniFirst Corporation to be held on Thursday, June 11, 2026 at 10:00 a.m. ET, via the Internet at https://meetnow.global/MJT2K5M and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

UniFirst VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **https://www.envisionreports.com/UNF** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at https://www.envisionreports.com/UNF

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card — Class B Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

+

Proposal	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time), by and among UniFirst Corporation ("UniFirst"), Cintas Corporation ("Cintas"), Bruin Merger Sub I, Inc. ("Merger Sub Inc."), and Bruin Merger Sub II, LLC ("Merger Sub LLC"), dated as of March 10, 2026, pursuant to which Merger Sub Inc. will merge into UniFirst, with UniFirst surviving such merger (the "Surviving Corporation"), immediately followed by a merger of the Surviving Corporation into Merger Sub LLC, with Merger Sub LLC surviving such merger as a wholly owned subsidiary of Cintas ("UniFirst merger proposal").	☐	☐	☐
2. To approve, by an advisory (non-binding) vote, certain compensation that may be paid or become payable to UniFirst named executed officers that is based on or otherwise relates to the transactions contemplated by the merger agreement (the "UniFirst compensation proposal").	☐	☐	☐
3. To adjourn the special meeting of UniFirst shareholders to a later date or dates, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the UniFirst special meeting to approve the UniFirst merger proposal or to ensure any supplement or amendment to the joint proxy statement/ prospectus is timely provided to holders of UniFirst common stock (the "UniFirst adjournment proposal").	☐	☐	☐

B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below.

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

04ADNB

Special Meeting Admission Ticket

Special Meeting of Shareholders of UniFirst Corporation

Thursday, June 11, 2026 at 10:00 a.m. ET, virtually via the Internet at meetnow.global/MJT2K5M

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — UniFirst Corporation | Class B Common Stock

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the special meeting of shareholders of UniFirst Corporation to be held on Thursday, June 11, 2026 at 10:00 a.m. ET, via the Internet at https://meetnow.global/MJT2K5M and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

UniFirst VOTE

Using a black ink pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Special Meeting Proxy Card — Class B Common Stock

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Proposal	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger (as it may be amended from time to time), by and among UniFirst Corporation ("UniFirst"), Cintas Corporation ("Cintas"), Bruin Merger Sub I, Inc. ("Merger Sub Inc."), and Bruin Merger Sub II, LLC ("Merger Sub LLC"), dated as of March 10, 2026, pursuant to which Merger Sub Inc. will merge into UniFirst, with UniFirst surviving such merger (the "Surviving Corporation"), immediately followed by a merger of the Surviving Corporation into Merger Sub LLC, with Merger Sub LLC surviving such merger as a wholly owned subsidiary of Cintas ("UniFirst merger proposal").	☐	☐	☐
2. To approve, by an advisory (non-binding) vote, certain compensation that may be paid or become payable to UniFirst named executed officers that is based on or otherwise relates to the transactions contemplated by the merger agreement (the "UniFirst compensation proposal").	☐	☐	☐
3. To adjourn the special meeting of UniFirst shareholders to a later date or dates, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the UniFirst special meeting to approve the UniFirst merger proposal or to ensure any supplement or amendment to the joint proxy statement/ prospectus is timely provided to holders of UniFirst common stock (the "UniFirst adjournment proposal").	☐	☐	☐

B Authorized Signatures — If voting by mail, this section must be completed for your vote to be counted. Date and Sign Below.

Please sign EXACTLY as your name(s) appear(s) on this proxy. For joint accounts, each owner should sign. Executors, Administrators, Trustees etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04AD0A

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — UniFirst Corporation | Class B Common Stock

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies with full power of substitution to act and vote on behalf of the undersigned at the special meeting of shareholders of UniFirst Corporation to be held on Thursday, June 11, 2026 at 10:00 a.m. ET, via the Internet at https://meetnow.global/MJT2K5M and at any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.)